                                                                   Exhibit 99.1

           CERTAIN PENDING LITIGATION MATTERS AND RECENT DEVELOPMENTS

As described in Note 7. Contingencies of this Report on Form 10-Q, there are legal proceedings covering a wide range of matters pending in various U.S. and foreign jurisdictions against the Company, its subsidiaries and affiliates, including PM Inc. and PMI, and their respective indemnitees. Various types of claims are raised in these proceedings, including product liability, consumer protection, antitrust, tax, patent infringement, employment matters, claims for contribution and claims of competitors and distributors. Pending claims related to tobacco products generally fall within the following categories: (i) smoking and health cases alleging personal injury brought on behalf of individual plaintiffs, (ii) smoking and health cases alleging personal injury and purporting to be brought on behalf of a class of individual plaintiffs, (iii) health care cost recovery cases brought by governmental and non-governmental plaintiffs seeking reimbursement for health care expenditures allegedly caused by cigarette smoking and/or disgorgement of profits, and (iv) other tobacco-related litigation. Other tobacco-related litigation includes class action suits alleging that the use of the terms "Lights" and "Ultra Lights" constitute deceptive and unfair trade practices, suits by foreign governments seeking to recover damages for taxes lost as a result of the allegedly illegal importation of cigarettes into their jurisdictions, suits by former asbestos manufacturers seeking contribution or reimbursement for amounts expended in connection with the defense and payment of asbestos claims that were allegedly caused in whole or in part by cigarette smoking and various antitrust suits. Governmental plaintiffs in the health care cost recovery actions include the federal government, various cities and counties in the United States and certain foreign governmental entities. Non-governmental plaintiffs in these cases include union health and welfare trust funds ("unions"), Native American tribes, insurers and self-insurers, taxpayers and others.

The following lists certain of the pending claims included in these categories and certain other pending claims. Certain developments in these cases since March 19, 2002 are also described.

                          SMOKING AND HEALTH LITIGATION

The following lists the consolidated individual smoking and health cases as well as smoking and health class actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries and affiliates, including PMI, as of May 1, 2002, and describes certain developments in these cases since March 19, 2002.

Consolidated Individual Smoking and Health Cases
------------------------------------------------

In Re Tobacco Litigation (Individual Personal Injury cases), Circuit Court, Ohio County, West Virginia, consolidated January 11, 2000. In West Virginia, all smoking and health cases alleging personal injury have been transferred to the State's Mass Litigation Panel. The transferred cases include individual cases and putative class actions. All pending individual cases as well as cases filed in or transferred to the court by September 8, 2000 are to be included in a single consolidated trial. Approximately 1,250 individual cases have been filed. The trial court's order provides for the trial to be conducted in two phases. The issues to be tried in phase one are "general liability issues common to all defendants including, if appropriate, defective product theory, negligence theory, warranty theory; and any other theories supported by pretrial development" as well as entitlement to punitive damages and a punitive damages multiplier. Pursuant to the court's order, the individual claims of the plaintiffs whose cases have been consolidated will be tried on an individual basis or "in reasonably sized trial groups" during the second phase of the trial. Trial is scheduled to begin in September 2002.

Flight Attendant Litigation
---------------------------

The settlement agreement entered into in the case of Broin, et al. v. Philip Morris Companies Inc., et al., permitted members of the purported class to bring individual suits as to their alleged injuries. As of May 1, 2001, approximately 2,825 of these suits were pending in the Circuit Court of Dade County, Florida against PM Inc. and three other cigarette manufacturers. In October 2000, the court held that the flight attendants will not be required to prove the substantive liability elements of their claims for negligence, strict liability and breach of implied warranty in order to recover damages, if any, other than establishing that the plaintiffs' alleged injuries

                                                                    Exhibit 99.1

were caused by their exposure to environmental tobacco smoke and, if so, the amount of damages to be awarded. In October 2001, the appellate court dismissed defendants' appeal of the trial court's ruling and, defendants have appealed to the Florida Supreme Court. To date, an estimated 12 such cases are scheduled for trial during 2002.

Domestic Class Actions
----------------------

Engle, et al. v. R.J. Reynolds Tobacco Co., et al., Circuit Court, Eleventh Judicial Circuit, Dade County, Florida, filed May 5, 1994. See Note 7. Contingencies for a discussion of this case.

Norton, et al. v. RJR Nabisco Holdings Corporation, et al., Superior Court, Madison County, Indiana, filed May 3, 1996.

Scott, et al. v. The American Tobacco Company, et al., Civil District Court, Orleans Parish, Louisiana, filed May 24, 1996. The court granted plaintiffs' motion for class certification on behalf of Louisiana cigarette smokers seeking the creation of funds to pay the costs of monitoring the medical conditions of members of the purported class and providing them with smoking cessation programs. In May 2001, the trial court issued a trial plan that calls for adjudication of defendants' liability to the entire class based solely on evidence of the two class representatives and defendants appealed to the intermediate appellate court and the Louisiana Supreme Court seeking to vacate the trial plan. In June 2001, the appeals were denied. Trial of the case began in June 2001. Defendants filed writs challenging the trial court's jury selection procedures with the intermediate appellate court and the Louisiana Supreme Court, which were granted in part. In December 2001, defendants again filed writs with the intermediate appellate court asserting that there were errors in the jury selection. The writs were granted in part and jury selection has been reopened. In March 2002, the Louisiana Supreme Court granted defendants' application for a supervisory writ and struck four jurors from the panel due to possible bias.

Connor, et al. v. The American Tobacco Company, et al., Second Judicial District Court, Bernalillo County, New Mexico, filed October 10, 1996. In April 2002, the court entered the parties' stipulation of dismissal with prejudice.

In Re: Tobacco Litigation (Medical Monitoring cases) (formerly McCune, et al. v. The American Tobacco Company, et al.), Circuit Court, Kanawha County, West Virginia, filed January 31, 1997. In November 2001, the jury returned a verdict in favor of all defendants. In January 2002, the court denied plaintiffs' motion for a new trial.

Muncie (formerly Ingle and formerly Woods), et al. v. Philip Morris Incorporated, et al., Circuit Court, McDowell County, West Virginia, filed February 4, 1997.

Cole, et al. v. The Tobacco Institute, Inc., et al., United States District Court, Eastern District, Texarkana Division, Texas, filed May 5, 1997. In December 2001, the United States Court of Appeals for the Fifth Circuit affirmed the trial court's May 2000 dismissal of the case.

Anderson, et al. v. The American Tobacco Company, Inc., et al., United States District Court, Eastern District, Tennessee, filed May 23, 1997.

                                                                    Exhibit 99.1



Mahoney (formerly Fitz), et al. v. R.J. Reynolds Tobacco Company, et al., United States District Court, Southern District, Iowa, filed June 20, 1997. In October 2001, the court denied plaintiffs' motion for class certification. In November 2001, the United States Court of Appeals for the Eighth Circuit denied plaintiffs' motion for leave to appeal.

Badillo, et al. v. The American Tobacco Company, et al., United States District Court, Nevada, filed October 8,1997. In July 2001, the court denied plaintiffs' motion for class certification, and plaintiffs appealed to the United States Court of Appeals for the Ninth Circuit. In April 2002, the Ninth Circuit denied plaintiffs' petition for leave to appeal.

Young, et al. v. The American Tobacco Company, et al., Civil District Court, Orleans Parish, Louisiana, filed November 12, 1997.

Jackson, et al. v. Philip Morris Incorporated, et al., United States District Court, Central District, Utah, filed February 13, 1998.

Parsons, et al. v. A C & S, Inc., et al., Circuit Court, Kanawha County, West Virginia, filed February 27, 1998.

Christensen, et al. v. Philip Morris Companies Inc., et al., United States District Court, Nevada, filed April 3, 1998. In July 2001, the court denied plaintiffs' motion for class certification, and plaintiffs have appealed to the United States Court of Appeals for the Ninth Circuit. In April 2002, the Ninth Circuit denied plaintiffs' petition for leave to appeal.

Cleary, et al. v. Philip Morris Incorporated, et al., Circuit Court, Cook County, Illinois, filed June 3, 1998.

Creekmore, et al. v. Brown & Williamson, et al., Superior Court, Buncombe County, North Carolina, filed July 31, 1998. In February 2002, plaintiffs moved to have the case dismissed without prejudice.

Jimenez, et al. v. Brown & Williamson Tobacco Corporation, et al., Second Judicial District Court, County of Bernalillo, New Mexico, filed August 20, 1998. In April 2002, the court entered the parties' stipulation of dismissal with prejudice.

Cypret (formerly Jones), et al. v. The American Tobacco Company, et al., Circuit Court, Jackson County, Missouri, filed December 22, 1998.

Simon, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed April 9, 1999. In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with certain other cases pending in the United States District Court, Eastern District, New York. (See Simon, et al. v. Philip Morris Incorporated, et al. (Simon II), discussed below.) In November 2000, the court denied plaintiffs' motion for class certification, but indicated its intent to certify a class in Simon, et al., v. Philip Morris Incorporated, et al. (Simon
II).

Julian, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Montgomery County, Alabama, filed April 14, 1999.

                                                                    Exhibit 99.1

Decie, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York, filed April 21, 2000. In September 2000, a putative class action was filed which purports to consolidate punitive damage claims in this case with certain other cases pending in the United States District Court, Eastern District, New York. (See Simon, et al. v. Philip Morris Incorporated, et al. (Simon II), discussed below.)

Ebert, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed August 9, 2000 (not yet served). In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with certain other cases pending in the United States District Court, Eastern District, New York. (See Simon, et al. v. Philip Morris Incorporated, et al. (Simon II), discussed below.)

Vandermeulen, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Wayne County, Michigan, filed September 18, 2000.

Sims, et al. v. Philip Morris Incorporated, et al., United States District Court, District of Columbia, filed May 23, 2001.

Johnson, et al. v. Newport Lorillard, et al., United States District Court, Southern District, New York, filed October 31, 2001.

Lowe, et al. v. Philip Morris Incorporated, et al., United States District Court, District of Oregon, filed November 19, 2001.

Trivisonno, et al. v. Philip Morris Incorporated, et al., United States District Court, Northern District, Ohio, filed January 14, 2002.

International Class Actions
---------------------------

Caputo (formerly LeTourneau) v. Imperial Tobacco Limited, et al., Ontario Court of Justice, Toronto, Canada, filed January 13, 1995.

The Smoker Health Defense Association (ADESF) v. Souza Cruz, S.A. and Philip Morris Marketing, S.A., Nineteenth Lower Civil Court of the Central Courts of the Judiciary District of Sao Paulo, Brazil, filed July 25, 1995.

Anacont-Associacao Nacional de Assistencia ao Consumidor e Trebalhador v. Souza Cruz S.A., et al., State Bankruptcy Court, Rio de Janiero, Brazil, filed March 10, 1998. During 2000, the court dismissed the action, and plaintiff has appealed.

Fortin, et al. v. Imperial Tobacco Ltd., et al., Quebec Superior Court, Canada, filed on or about September 11, 1998.

Conseil Quebecois sur le Tabac v. RJR-Macdonald Inc., et al., Quebec Superior Court, Canada, filed November 20, 1998.

Yabin Galidi, et al. v. Dubek Ltd., et al., Tel Aviv-Yaffo Region Court, Israel, filed July 12, 1999. In March 2002, the case was dismissed.

Ragoonanan, et al. v. Imperial Tobacco Limited, et al., Superior Court of Justice, Ontario, Canada, filed January 11, 2000.

Yas'ur, et al. v. Dubek Ltd., et al., Tel Aviv-District Court, Israel, filed November 22, 2000. The Company's

                                                                    Exhibit 99.1

affiliates have been struck from the action.

Asociacion Espanola de Laringectomizados y Multiados de la voz v. Altadis S.A., et al., Court of First Instance, Barcelona, Spain, filed January 3, 2001. In April 2002, the court dismissed the case, and plaintiffs have appealed.

Asociacion Vallisoletana de Laringectomizados v. Altadis S.A., et al., Court of First Instance, Valadolid, Spain, filed January 4, 2001. In February 2002, the case was dismissed and plaintiff has appealed.

Asociacion Viscaina de Laringectomizados v. Altadis S.A., et al., Court of First Instance, Bilbao, Spain, filed January 5, 2001.

Asociacion de Laringectomizados de Leon v. Altadis S.A., et al., Court of First Instance, Leon, Spain, filed January 3, 2001.

                      HEALTH CARE COST RECOVERY LITIGATION

The following lists the health care cost recovery actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries and affiliates as of May 1, 2002, and describes certain developments in these cases since March 19, 2002. As discussed in Note 7. Contingencies in 1998 PM Inc. and certain other United States tobacco product manufacturers entered into a Master Settlement Agreement (the "MSA") settling the health care cost recovery claims of 46 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam, the United States Virgin Islands, American Samoa and the Northern Marianas. Settlement agreements settling similar claims had previously been entered into with the states of Mississippi, Florida, Texas and Minnesota. The Company believes that the claims in the city/county, taxpayer and certain of the other health care cost recovery actions listed below are released in whole or in part by the MSA or that recovery in any such actions should be subject to the offset provisions of the MSA.

City/County Cases
-----------------

County of Cook v. Philip Morris Incorporated, et al., Circuit Court, Cook County, Illinois, filed April 18, 1997. In September 1999, the judge granted in part and denied in part defendants' motion to dismiss the complaint. In August 2001, the trial court granted defendants' motion for judgment on the pleadings and dismissed the case in its entirety, and plaintiffs have appealed.

City of St. Louis, et al. v. American Tobacco, et al., Circuit Court, City of St. Louis, Missouri, filed November 23, 1998. In November 2001, the court granted in part and denied in part defendants' motion to dismiss and dismissed three of plaintiffs' 11 claims.

County of St. Louis v. American Tobacco, et al., Circuit Court, City of St. Louis, Missouri, filed December 3, 1998. The case is currently stayed.

County of Wayne v. Philip Morris Incorporated, et al., United States District Court, Eastern District, Michigan, filed December 7, 1999. In August 2000, following arguments on defendants' motion for judgment on the pleadings, the district court certified certain state law questions to the Michigan Supreme Court. In January 2002, the Michigan Supreme Court ruled that the Michigan Attorney General has the authority to release the claims of counties and other subdivisions in matters of state interest. In April 2002, the parties submitted a stipulation of dismissal of the case to the court.

County of McHenry, et al. v. Philip Morris Incorporated, et al., Circuit Court, Cook County, Illinois, filed July 13, 2000. The case has been stayed pending the outcome of the appeal in County of Cook v. Philip Morris Incorporated, et al., discussed above.

                                                                    Exhibit 99.1

Department of Justice Case
--------------------------

The United States of America v. Philip Morris Incorporated, et al., United States District Court, District of Columbia, filed September 22, 1999. See Note
7. Contingencies, for a discussion of this case.

International Cases
-------------------

Republic of the Marshall Islands v. The American Tobacco Company, et al., High Court, Republic of the Marshall Islands, filed October 20, 1997. In June 2001, the court entered a final judgment reflecting the parties' stipulation of dismissal, and plaintiff has appealed the trial court's February 2001 ruling that dismissed most of plaintiff's claims. In May 2002, the Supreme Court of the Marshall Islands affirmed the trial court's ruling dismissing the case.

The Republic of Panama v. The American Tobacco Company, Inc., United States District Court, District of Columbia, filed September 11, 1998. In July 2000, the United States Court of Appeals for the Fifth Circuit vacated the ruling by the United States District Court for the Eastern District of Louisiana that granted plaintiff's motion to remand the case to the Civil District Court, Orleans Parish, Louisiana. In November 2000, the case was transferred to the Multidistrict Litigation Proceeding pending before the United States District Court for the District of Columbia (see In re Tobacco/Government Health Care Cost Litigation (MDL No. 1279) (the "MDL Proceeding," discussed below)).

Kupat Holim Clalit v. Philip Morris Incorporated, et al., Jerusalem District Court, Israel, filed September 28, 1998.

The Republic of Bolivia v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed January 20, 1999. In February 1999, this case was removed to federal court by defendants and subsequently transferred on the court's own motion to the federal district court for the District of Columbia in March 1999. It is currently pending in the MDL Proceeding discussed below.

The Republic of Venezuela v. Philip Morris Companies Inc., et al., Eleventh Judicial Circuit, Dade County, Florida, filed January 27, 1999. This case was removed to federal court by defendants in February 1999 and subsequently transferred to the MDL Proceeding discussed below. The court hearing the MDL Proceeding remanded the case to Florida state court in June 2000, and defendants appealed to the United States Court of Appeals for the District of Columbia Circuit. In April 2002, the appellate court held that it lacked jurisdiction to review the remand order. In November 2001, the Florida court dismissed the case, and plaintiff has appealed.

The Caisse Primaire d'Assurance Maladie of Saint-Nazaires v. SEITA, et al., Civil Court of Saint-Nazaires, France, filed June 1999.

In re Tobacco/Governmental Health Care Costs Litigation (MDL No. 1279), United States District Court, District of Columbia, consolidated June 1999. In June 1999, the United States Judicial Panel on Multidistrict Litigation transferred foreign government health care cost recovery actions brought by Nicaragua, Venezuela, and Thailand to the District of Columbia for coordinated pretrial proceedings with two such actions brought by Bolivia and Guatemala already pending in that court. Subsequently, the resulting proceeding has also included filed cases brought by the following foreign governments: Ukraine; the Brazilian States of Espirito Santo, Goias, Mato Grosso do Sul, Para, Parana, Pernambuco, Piaui, Rondonia, Sao Paulo and Tocantins; Panama; the Province of Ontario, Canada; Ecuador; the Russian Federation; Honduras; Tajikistan; Belize; the Kyrgyz Republic and 11 Brazilian cities. The cases brought by Thailand and the Kyrgyz Republic have been voluntarily dismissed. The district court dismissed the complaints filed by Guatemala, Nicaragua, Ukraine and the Province of Ontario, and plaintiffs appealed. In May 2001, the United States Court of Appeals for the District of Columbia Circuit affirmed the dismissal of the complaints filed by Guatemala, Nicaragua and Ukraine. In October 2001, the United States Supreme Court refused to consider further appeals in these three cases. In

                                                                    Exhibit 99.1

November 2001, the Province of Ontario voluntarily dismissed its appeal. The district court remanded the Venezuela, Goias, Ecuador and Espirito Santo actions to Florida state court, and defendants appealed to the United States Court of Appeals for the District of Columbia Circuit. In April 2002, the appellate court held that it lacked jurisdiction to review the remand order. Subsequent to remand, the Ecuador case was voluntarily dismissed. In November 2001, the Venezuela and Espirito Santo actions were dismissed, and Venezuela has appealed.

The State of Rio de Janeiro of the Federal Republic of Brazil v. Philip Morris Companies Inc., et al., District Court, Angelina County, Texas, filed July 12, 1999.

The State of Goias of the Federal Republic of Brazil v. Philip Morris Companies Inc., et al., Circuit Court, Eleventh Judicial Circuit, Dade County, Florida, filed October 18, 1999. This case was removed to federal court by defendants in November 1999 and subsequently transferred to the MDL Proceeding discussed above. The court hearing the MDL Proceeding remanded the case to Florida state court in July 2000, and defendants appealed to the United States Court of Appeals for the District of Columbia Circuit. In April 2002, the appellate court held that it lacked jurisdiction to review the remand order.

The State of Sao Paulo of the Federal Republic of Brazil v. Philip Morris Companies Inc., et al., Civil District Court, Orleans Parish, Louisiana, filed February 9, 2000. In May 2001, the United States Court of Appeals for the Fifth Circuit vacated the district court's May 2000 ruling that granted plaintiffs' motion to remand the case to state court. Plaintiff's petition for rehearing was denied in September 2001. In April 2002, the United States Supreme Court granted plaintiff's petition for a writ of certiorari and reversed the Fifth Circuit's ruling.

The State of Espirito Santo of the Federal Republic of Brazil v. Brooke Group, et al., Circuit Court, Eleventh Judicial Circuit, Dade County, Florida, filed February 20, 2000. This case was removed to federal court by defendants in April 2000 and subsequently transferred to the MDL Proceeding discussed above. The court hearing the MDL Proceeding remanded the case to Florida state court in July 2000, and defendants appealed to the United States Court of Appeals for the District of Columbia Circuit. In April 2002, the appellate court held that it lacked jurisdiction to review the remand order. In November 2001, the Florida court dismissed the case.

The State of Mato Grosso do Sul, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed July 19, 2000. In August 2000, this case was removed to federal court by defendants, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

The Russian Federation v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed on August 25, 2000. In September 2000, this case was removed to federal court by defendants and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

The Republic of Honduras v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed October 5, 2000. In October 2000, this case was removed to federal court by defendants and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

The State of Tocantins, Brazil v. The Brooke Group Ltd. Inc., et al., United States District Court, District of Columbia, filed October 24, 2000. In November 2000, this case was removed to federal court by defendants and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

The State of Piaui, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed December 13, 2000. In January 2001, this case was removed to federal court by defendants and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

                                                                    Exhibit 99.1

The Republic of Tajikistan v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed January 22, 2001. In February 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

Her Majesty the Queen in Right of British Columbia v. Imperial Tobacco Limited, et al., Supreme Court, British Columbia, Vancouver Registry, Canada, filed January 24, 2001.

The Republic of Belize v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed April 5, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Belford Roxo, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Belo Horizonte, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Caripicuiba, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Duque de Caxias, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Joao Pessoa, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Jundiai, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Mage, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Nilopolis-RJ, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Nova Iguacu, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of Rio de Janiero, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

City of San Bernardo de Campo, Brazil v. Philip Morris Companies Inc., et al., United States District Court,

                                                                    Exhibit 99.1

District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

State of Para, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

State of Parana, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

State of Rondonia, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 8, 2001. In May 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

State of Pernambuco, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed December 28, 2001. In January 2002, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

Junta de Andalucia v. Philip Morris Spain, et al., Court of First Instance, Madrid, Spain, filed February 21, 2002.

Union Cases
-----------

Central Illinois Carpenters Health and Welfare Trust Fund, et al. v. Philip Morris Incorporated, et al., Circuit Court, Third Judicial Circuit, Madison County, Illinois, filed May 30, 1997. In April 2002, plaintiffs voluntarily dismissed the case without prejudice.

Eastern States Health and Welfare Fund, et al. v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed July 28, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiffs have appealed the dismissal.

Operating Engineers Local 12 Health and Welfare Trust Fund, et al. v. American Tobacco, Inc., et al., Superior Court, San Diego County, California, filed September 17, 1997. In March 2000, the court ruled that plaintiffs are not permitted to use California's unfair business practices statute to seek monetary damages for their claims. In April 2000, the plaintiffs voluntarily dismissed the remaining claims with prejudice and appealed certain trial court rulings to the state court of appeals. In October 2001, the California Court of Appeals affirmed the trial court's ruling. Plaintiffs appealed to the California Supreme Court, which has granted review but deferred further action pending disposition of related issues in another case.

Puerto Rican ILGWU Health & Welfare Fund, et al. v. Philip Morris Incorporated, et al., Supreme Court, County of New York, New York, filed September 17, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiffs have appealed the dismissal.

IBEW Local 25 Health and Benefit Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed November 25, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

IBEW Local 363 Welfare Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed November 25, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Local 138, 138A and 138B International Union of Operating Engineers Welfare Fund
v. Philip Morris

                                                                    Exhibit 99.1

Incorporated, et al., Supreme Court, New York County, New York, filed November 25, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Local 840, International Brotherhood of Teamsters Health and Insurance Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed November 25, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Long Island Regional Council of Carpenters Welfare Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed November 25, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Day Care Council - Local 205 D.C. 1707 Welfare Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed December 8, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Local 1199 Home Care Industry Benefit Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed December 8, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Local 1199 National Benefit Fund for Health and Human Services Employees v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed December 8, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

National Asbestos Workers Medical Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed February 27, 1998. The named plaintiffs in this case are eight union trust funds. The district court denied plaintiffs' motion for class certification in September 2000. In October 2000, the plaintiffs petitioned the United States Court of Appeals for the Second Circuit for review of that order. The Second Circuit has not yet announced whether it will accept plaintiffs' petition for review. The district court has also ruled that plaintiffs may proceed to trial with the claims of only one union trust fund, which must be a New York based fund. In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with certain other cases pending in the United States District Court, Eastern District, New York. (See Simon, et al. v. Philip Morris Incorporated, et al. (Simon II), discussed below.) The district court has granted plaintiffs' motion to include their claims in Simon II and stayed this case pending the resolution of Simon II. In July 2001, the court further stayed this case pending resolution of the appeal in Blue Cross and Blue Shield of New Jersey, Inc., et al. v. Philip Morris Incorporated, et al., discussed below.

Bergeron, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed September 29, 1999. In June 2000, the court denied defendants' motion to dismiss the case. In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with certain other cases pending in the United States District Court, Eastern District, New York. (See Simon, et al. v. Philip Morris Incorporated, et al. (Simon II), discussed below.) In July 2001, the court stayed this case pending resolution of the appeal in Blue Cross and Blue Shield of New Jersey, Inc., et al. v. Philip Morris Incorporated, et al., discussed below.

Construction Laborers of Greater St. Louis Health and Welfare Fund, et al. v. Philip Morris Incorporated, et. al., Circuit Court, St. Louis County, Missouri, filed January 19, 2001. In March 2002, plaintiffs voluntarily dismissed the case without prejudice.

Native American Cases
---------------------

Sisseton-Wahpeton Sioux Tribe v. Philip Morris Incorporated, et al., Tribal Court of the Sisseton-Wahpeton Sioux Tribe, filed May 8, 1998. On December 1, 1999, the appellate court granted the parties' petitions for interlocutory appeal from the trial court's order that granted in part and denied in part defendants' motion to dismiss the complaint. The trial and appellate courts subsequently stayed proceedings in this case until there

                                                                    Exhibit 99.1

was a ruling on defendants' dismissal motion in Acoma Pueblo, et al. v. American Tobacco Company Co., et al. (discussed below). After the Acoma case was dismissed in July 2001, plaintiff indicated that it would consider a voluntary dismissal without prejudice of the case, but to date has not filed such a motion nor taken steps to prosecute the case further.

Acoma Pueblo, et al. v. American Tobacco Co., et al., United States District Court, New Mexico, filed June 16, 1999. In July 2001, the court granted defendant's motion to dismiss the case without prejudice. In September 2001, plaintiff moved for reconsideration of the court's order, which was denied in November 2001.

Navajo Nation v. Philip Morris Incorporated, et al., District Court, Window Rock, Arizona, filed August 11, 1999. In January 2002, the court granted in part defendants motion to dismiss the case and dismissed all of plaintiff's claims, except one, and plaintiff has moved for reconsideration.

The Alabama Coushatta Tribe of Texas v. American Tobacco Co., et al., United States District Court, Eastern District, Texas, filed August 30, 2000. In August 2001, the court granted defendants' motion to dismiss the complaint, and plaintiff has appealed.

Insurer and Self-Insurer Cases
------------------------------

Group Health Plan, et al. v. Philip Morris Incorporated, et al., United States District Court, Minnesota, filed March 11, 1998. In January 2002, the court granted defendants' motion for summary judgment dismissing the case, and plaintiffs have appealed. In April 2002, plaintiff-appellants moved to certify certain questions of law to the Minnesota Supreme Court.

Blue Cross and Blue Shield of New Jersey, Inc., et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed April 29, 1998. In September 2000, the court severed the claims of one plaintiff, Empire Blue Cross and Blue Shield ("Empire"), from those of the other plaintiffs. Trial of Empire's claims commenced March 2001, and in June 2001, the jury returned a verdict in favor of Empire on two of its claims and awarded Empire up to approximately $17.8 million in compensatory damages, including $6.8 million against PM Inc., and no punitive damages. In July 2001, the court stayed the remaining Blue Cross plans' cases pending the outcome of Empire's appeal, and denied plaintiff's motion to treble the damage award. In October 2001, the court denied defendants' post-trial motions challenging the verdict, and in November 2001, entered judgment. In February 2002, the court awarded plaintiff approximately $38 million for attorneys' fees. PM Inc. has appealed.

Betriebskrankenkasse Aktiv, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed September 28, 2000. In February 2002, upon the stipulation of the parties, the case was dismissed without prejudice subject to plaintiffs being able to refile the case in the event the Blue Cross and Blue Shield case discussed above is ultimately resolved in favor of plaintiffs in that case.

Taxpayer Cases
--------------

Temple, et al. v. The State of Tennessee, et al., United States District Court, Middle District, Tennessee, filed

                                                                    Exhibit 99.1

September 11, 2000. Plaintiffs' complaint seeks class certification of those individuals who are Medicaid/TennCare recipients who have allegedly suffered from smoking-related injuries. Plaintiffs claim that the MSA funds belong to individuals under Tennessee's "made wide" doctrine and they further seek a declaration that the MSA is unconstitutional. Plaintiffs have recently moved for leave to amend their complaint again. Defendants have moved to disqualify plaintiffs' counsel and have moved to dismiss the lawsuit for lack of prosecution. Plaintiffs have also filed a motion for a preliminary injunction seeking to enjoin the State of Tennessee from receiving the MSA payments and asking that the MSA proceeds be paid into the court. In March 2002, the motion was denied. Also in March 2002, the court granted the defendants' motion to stay the action pending resolution of an appeal before the United States Court of Appeals for the Sixth Circuit addressing an issue similar to one raised by the defendants in this case.

Other Cases
-----------

Perry, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, Tennessee, filed September 30, 1996. In April 2001, the court granted defendants' motion to dismiss the case, and plaintiffs have appealed.

Mason, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York, filed December 23, 1997. In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with certain other cases pending in the United States District Court, Eastern District, New York. (See Simon, et al. v. Philip Morris Incorporated, et al. (Simon II), discussed below.) In March 2002, plaintiffs moved for class certification.

A.O. Fox Memorial Hospital, et al. v. The American Tobacco Company, et al., Supreme Court, Nassau County, New York, filed March 30, 2000. In December 2001, the court dismissed the case for failure to state a claim. Plaintiffs have appealed.

Rhymer v. Philip Morris Incorporated, United States District Court, Virgin Islands, Division of St. Thomas and St. John, filed February 5, 2002.

                      CERTAIN OTHER TOBACCO-RELATED ACTIONS

The following lists certain other tobacco-related litigation pending against the Company and/or various subsidiaries and others as of May 1, 2002, and describes certain developments since March 19, 2002.

Lights/Ultra Lights Cases
-------------------------

Gesser (formerly Cummis), et al. v. Philip Morris Companies Inc. and Philip Morris Incorporated, Superior Court, Middlesex County, New Jersey, filed July 9, 1998.

McNamara, et al. v. Philip Morris Companies, Inc. and Philip Morris Incorporated, Court of Common Pleas, Montgomery County, Pennsylvania, filed July 16, 1998. In November 2001, plaintiffs voluntarily dismissed the case.

Aspinall, et al. v. Philip Morris Companies Inc. and Philip Morris Incorporated, Superior Court, Suffolk County, Massachusetts, filed November 24, 1998. In October 2001, the court granted plaintiffs' motion for class certification.

McClure, et al. v. Philip Morris Companies Inc. and Philip Morris Incorporated, Circuit Court, Davidson County, Tennessee, filed January 19, 1999.

Marrone, et al. v. Philip Morris Companies Inc. and Philip Morris Incorporated, Court of Common Pleas, Medina County, Ohio, filed November 8, 1999.

                                                                    Exhibit 99.1

Miles, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Madison County, Illinois, filed February 10, 2000. Plaintiffs' motion for class certification was granted in February 2001. Trial is scheduled for January 2003.

Ratliff (formerly Bauer), et al. v. Philip Morris Companies Inc., Circuit Court, City of St. Louis, Missouri, filed February 15, 2000.

Hines, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida, filed February 23, 2001. In February 2002, the court granted plaintiffs' motion for class certification.

Philipps, et al. v. Philip Morris Incorporated, et al., Court of Common Pleas, Medina County, Ohio, filed May 1, 2001.

Moore, et al. v. Philip Morris Incorporated, et al., United States District Court, Northern District, West Virginia, filed August 10, 2001.

Curtis, et al. v. Philip Morris Companies Inc., et al., Fourth Judicial District Court, Hennepin County, Minnesota, filed November 28, 2001.

Fischer, et al. v. Philip Morris Companies Inc., et al., Superior Court, Alameda County, Oakland, California, filed December 5, 2001.

Tremblay, et al. v. Philip Morris Incorporated, Superior Court, Rockingham County, New Hampshire, filed March 29, 2002.

Peters v. Philip Morris Incorporated, Superior Court, Rockingham County, New Hampshire, filed April 22, 2002.

Cigarette Importation Cases
---------------------------

Department of Amazonas, et al. v. Philip Morris Companies Inc., et al., United States District Court, Eastern District, New York, filed May 19, 2000. In February 2002, the court granted defendants' motion to dismiss the complaint for failure to state a claim, and plaintiff has appealed.

The Republic of Ecuador v. Philip Morris Incorporated, et al., United States District Court, Southern District, Florida, filed June 5, 2000. In February 2002, the court granted defendants' motion to dismiss the complaint for failure to state a claim, and plaintiff has appealed.

The Republic of Belize v. Philip Morris Companies Inc., et al., United States District Court, Southern District, Florida, filed May 8, 2001. In February 2002, the court granted defendants' motion to dismiss the complaint for failure to state a claim, and plaintiff has appealed.

The Republic of Honduras v. Philip Morris Companies Inc., et al., United States District Court, Southern District, Florida, filed May 8, 2001. In February 2002, the court granted defendants' motion to dismiss the complaint for failure to state a claim, and plaintiff has appealed.

The European Community, et al. v. RJR Nabisco, Inc., et al., United States District Court, Eastern District, New York, filed August 6, 2001. In February 2002, the court granted defendants' motion to dismiss the complaint for failure to state a claim, and plaintiff has appealed.

                                                                    Exhibit 99.1

Asbestos Contribution Cases
---------------------------

Raymark Industries, Inc. v. R. J. Reynolds Tobacco Company, et al., Circuit Court, Fourth Judicial Circuit, Duval County, Florida, filed September 15, 1997.

Raymark Industries, Inc. v. Brown & Williamson Tobacco Corporation, et al., United States District Court, Northern District, Atlanta Division, Georgia, filed September 15, 1997.

Fibreboard Corporation, et al. v. The American Tobacco Company, et al., Superior Court, Alameda County, California, filed December 11, 1997.

Keene Creditors Trust v. Brown & Williamson Tobacco Corporation, et al., Supreme Court, New York County, New York, filed December 19, 1997.

Raymark Industries, Inc. v. R. J. Reynolds Tobacco Company, et al., Circuit Court, Fourth Judicial Circuit, Duval County, Florida, filed December 31, 1997 (not yet served).

Raymark Industries, Inc. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York, filed January 30, 1998. In September 2000, a putative class action was filed in the United States District Court for the Eastern District of New York which purports to consolidate punitive damages claims in this case with certain other cases pending in the United States District Court, Eastern District, New York. (See Simon, et al. v. Philip Morris Incorporated, et al. (Simon II), discussed below.) In July 2001, the court stayed this case pending resolution of the appeal in Blue Cross and Blue Shield of New Jersey, Inc., et al. v. Philip Morris Incorporated, et al., discussed above.

Owens Corning v. R.J. Reynolds Tobacco Company, et al., Circuit Court, Fayette County, Mississippi, filed August 30, 1998. In July 2001, the court granted defendants' motion for summary judgment dismissing the claims of the asbestos company plaintiff, and plaintiff has appealed.

UNR Asbestos-Disease Claims Trust v. Brown & Williamson Tobacco Corporation, et al., Supreme Court, New York County, New York, filed March 15, 1999.

Combustion Engineering, Inc., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000 (not yet served).

Gasket Holdings, et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000 (not yet served).

Kaiser Aluminum & Chemical Corporation, et al. v. RJR Nabisco, Inc. et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000.

T&N, Ltd., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000 (not yet served).

Gasket Holdings, et al. v. RJR Nabisco, Inc., et al., Circuit Court, Claiborne County, Mississippi, filed April 18, 2001 (not yet served). In April 2002, plaintiffs voluntarily dismissed the case without prejudice.

W.R. Grace & Co. Conn., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed April 24, 2001 (not yet served).

Retail Leaders Case
-------------------

R.J. Reynolds Tobacco Company, et al. v. Philip Morris Incorporated, United States District Court, Middle

                                                                    Exhibit 99.1

District, North Carolina, filed March 12, 1999. In May 2002, the court granted PM Inc.'s motion for summary judgment and dismissed all of the claims with prejudice.

Vending Machine Case
--------------------

Lewis d/b/a B&H Vendors v. Philip Morris Incorporated, United States District Court, Middle District, Tennessee, filed February 3, 1999.

Tobacco Price Cases
-------------------

The following are putative class actions filed by tobacco wholesalers/distributors and by smokers, alleging that defendants conspired to fix cigarette prices in violation of antitrust laws.

Buffalo Tobacco Products, et al. v. Philip Morris Companies Inc., et al., United States District Court, Northern District, Georgia, filed February 8, 2000. In June 2000, the United States Judicial Panel on Multidistrict Litigation transferred this case to the United States District Court, Northern District, Georgia. (See In Re: Cigarette Antitrust Litigation, MDL No. 1342, discussed below.)

DelSeronne, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Wayne County, Michigan, filed February 8, 2000. Plaintiffs' motion for class certification and defendants' motion for summary judgment are pending.

Greer, et al. v. R. J. Reynolds, et al., Superior Court, San Francisco, California, filed February 9, 2000.

Lennon v. Philip Morris Companies Inc., et al., Supreme Court, New York County, New York, filed February 9, 2000. In October 2001, the court granted defendants' motion to dismiss.

Munoz, et al. v. R. J. Reynolds, et al., Superior Court, San Francisco County, California, filed February 9, 2000.

Smith, et al. v. Philip Morris Companies Inc., et al., District Court, Seward County, Kansas, filed February 9, 2000. In November 2001, the court granted plaintiffs' motion for class certification.

Gray, M.D., et al. v. Philip Morris Companies Inc., et al., Superior Court, Pima County, Arizona, filed February 11, 2000. In March 2001, the trial court dismissed the case, and plaintiffs have appealed.

Brownstein, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Broward County, Florida, filed February 14, 2000.

Morse v. R. J. Reynolds, et al., Superior Court, Alameda County, California, filed February 14, 2000.

Ulan v. R. J. Reynolds, et al., Superior Court, Alameda County, California, filed February 17, 2000.

Williamson Oil Company, Inc. v. Philip Morris Companies, et al., United States District Court, Northern District, Georgia, filed February 18, 2000.

Shafer v. Philip Morris Companies Inc., et al., District Court, Morton County, North Dakota, filed February 16, 2000.

Sullivan v. R. J. Reynolds, et al., Superior Court, Alameda County, California, filed February 22, 2000.

Teitler v. R. J. Reynolds, et al., Superior Court, Alameda County, California, filed February 22, 2000.

                                                                    Exhibit 99.1

Peirona v. Philip Morris Companies Inc., et al., Superior Court, San Francisco County, California, filed February 28, 2000.

Cusatis v. Philip Morris Companies Inc., et al., Circuit Court, Milwaukee County, Wisconsin, filed February 28, 2000.

Sand v. Philip Morris Companies Inc., et al., Superior Court, Los Angeles County, California, filed February 28, 2000.

Amsterdam Tobacco Corp., et al. v. Philip Morris Companies et al., United States District Court, Northern District, Georgia, filed March 6, 2000. In June 2000, the United States Judicial Panel on Multidistrict Litigation transferred this case from United States District Court, District of Columbia. (See In Re:
Cigarette Antitrust Litigation, MDL No. 1342, discussed below.)

Nierman v. Philip Morris Companies Inc., et al., Supreme Court, New York County, New York, filed March 6, 2000. In October 2001, the court granted defendants' motion to dismiss.

Sylvester v. Philip Morris Companies Inc., et al., Supreme Court, New York County, New York, filed March 8, 2000. In October 2001, the court granted defendants' motion to dismiss.

I. Goldschlack v. Philip Morris Companies Inc., et al., United States District Court, Northern District, Georgia, filed March 9, 2000. In June 2000, the United States Panel on Multidistrict Litigation transferred this case to the United States District Court, Northern District of Georgia. (See In Re: Cigarette Antitrust Litigation, MDL No. 1342, discussed below.)

Suwanee Swifty Stores, Inc., D.I.P. v. Philip Morris Companies Inc., United States District Court, Northern District, Georgia, filed March 14, 2000. In June 2000, the United States Panel on Multidistrict Litigation transferred this case to the United States District Court, Northern District of Georgia. (See In Re:
Cigarette Antitrust Litigation, MDL No. 1342, discussed below.)

Holiday Markets, Inc., et al. v. Philip Morris Companies Inc., United States District Court, Northern District, Georgia, filed March 17, 2000. In June 2000, the United States Panel on Multidistrict Litigation transferred this case to the United States District Court, Northern District of Georgia. (See In Re:
Cigarette Antitrust Litigation, MDL No. 1342, discussed below.)

Taylor, et al. v. Philip Morris Companies Inc., et al., Superior Court, Cumberland County, Maine, filed March 24, 2000.

Romero, et al. v. Philip Morris Companies Inc., et al., First Judicial District Court, Rio Arriba County, New Mexico, filed April 10, 2000.

Belch, et al. v. Philip Morris Companies Inc., et al., Superior Court, Alameda County, California, filed April 11, 2000.

Belmonte, et al. v. R. J. Reynolds, et al., Superior Court, Alameda County, California, filed April 11, 2000.

Aguayo, et al. v. R.J. Reynolds, et al., Superior Court, Alameda County, California, filed April 11, 2000.

Swanson, et al. (formerly Vetter, et al.) v. Philip Morris Companies Inc., et al., District Court, Hughes County, South Dakota, filed April 18, 2000.

Ludke, et al. v. Philip Morris Companies Inc., et al., District Court, Hennepin County, Minnesota, filed April 20, 2000. In November 2001, the court denied plaintiffs' motion for class certification.

                                                                    Exhibit 99.1

Kissel, et al. (formerly Quickle, et al.) v. Philip Morris Companies Inc., et al., First Judicial Circuit Court, Ohio County, West Virginia, filed May 2, 2000.

Hartz Foods, et al. v. Philip Morris Companies Inc., et al., United States District Court, Northern District, Georgia, filed May 10, 2000. In June 2000, the United States Panel on Multidistrict Litigation transferred this case to the United States District Court, Northern District of Georgia (See In Re: Cigarette Antitrust Litigation MDL No. 1342, discussed below.)

Baker, et al. v. R.J. Reynolds, et al., Superior Court, Alameda County, California, filed May 15, 2000.

Campe, et al. v. R.J. Reynolds, et al., Superior Court, Alameda County, California, filed May 15, 2000.

Barnes v. Philip Morris Companies Inc., et al., Superior Court, District of Columbia, filed May 18, 2000.

Lau, et al. v. R.J. Reynolds, et al., Superior Court, Alameda County, California, filed May 25, 2000.

In Re: Cigarette Antitrust Litigation MDL No. 1342, Federal Multidistrict Litigation Panel, United States District Court, Northern District, Georgia, Atlanta Division, filed June 7, 2000. (Coordinated litigation of all federal cases.) Plaintiffs' motion for class certification was granted in January 2001. Defendants' motions for summary judgment are pending.

Philips, et al. v. R.J. Reynolds, et al., Superior Court, Alameda County, California, filed June 9, 2000.

Pooler/Unruh, et al. v. R.J. Reynolds, et al., Second Judicial District, Washoe County, Nevada, filed June 9, 2000.

Saylor, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Washington County, Tennessee, filed August 15, 2001. Defendants' motion to dismiss the case is pending.

Cases Under the California Business and Professions Code
--------------------------------------------------------

Brown, et al. v. The American Tobacco Company, Inc., et al., Superior Court, San Diego County, California, filed June 10, 1997. In April 2001, the court granted in part plaintiffs' motion for class certification and certified a class comprised of residents of California who smoked at least one of defendants' cigarettes between June 1993 and April 2001 and who were exposed to defendants' marketing and advertising activities in California. Certification was granted as to plaintiffs' claims that defendants violated California Business and Professions Code Sections 17200 and 17500 pursuant to which plaintiffs allege that class members are entitled to reimbursement of the costs of cigarettes purchased during the class period and injunctive relief barring activities allegedly in violation of the Business and Professions Code. Trial is scheduled for October 2002.

Daniels, et al. v. Philip Morris Companies Inc., et al., Superior Court, San Diego County, California, filed April 2, 1998. In November 2000, the court granted the plaintiffs' motion for class certification on behalf of minor California residents who smoked at least one cigarette between April 1994 and December 1999. Certification was granted as to plaintiffs' claims that defendants violated California Business and Professions Code Section 17200 pursuant to which plaintiffs allege that class members are entitled to reimbursement of the costs of cigarettes purchased during the class period and injunctive relief barring activities allegedly in violation of the Business and Professions Code. Trial is scheduled for July 2002.

Tobacco Growers' Case
---------------------

DeLoach, et al. v. Philip Morris Incorporated, et al., United States District Court, Middle District, North Carolina, filed February 16, 2000. In April 2002, the court granted plaintiffs' motion for class certification, and defendants have appealed.

MSA-Related Cases
-----------------

The following are cases in which plaintiffs have challenged the validity of the Master Settlement Agreement described in Note 7. Contingencies.

Forces Action Project, LLC, et al. v. The State of California, et al., United States District Court, Northern District, California, filed January 23, 1999. In August 2001, the United States Court of Appeals for the Ninth Circuit affirmed the district court's dismissal of plaintiffs' claims based on lack of standing, and reversed the district court's denial of plaintiffs' motion for leave to file an amended complaint. In January 2002, the district court denied plaintiffs' new motion to amend the complaint, and plaintiffs have appealed.

A.D. Bedell Company, Inc. v. Philip Morris Incorporated, et al., Supreme Court, Cattaraugus County, New York, filed October 18, 1999. In November 1999, the court denied a motion to dismiss the complaint and denied a motion to vacate the temporary restraining order enjoining Philip Morris from refusing to sell products to plaintiff. Defendant filed an appeal from the court's denial of the motion to dismiss and the motion to vacate. In May 2000, the appellate court granted in part and denied in part defendants' motion to dismiss the case. The case has been stayed pending resolution of A.D. Bedell Wholesale Co. v. Philip Morris Incorporated, et al.

                                                                    Exhibit 99.1


PTI, Inc., et al. v. Philip Morris Incorporated, et al., United States District Court, Central District, California, filed August 13, 1999. In May 2000, the court dismissed plaintiffs' claims.

Star Scientific Inc. v. Mark E. Earley, United States District Court, Eastern District, Virginia, filed December 15, 2000. Plaintiff, a cigarette manufacturer, filed a suit against the Commonwealth of Virginia challenging the constitutionality of the MSA and the legislation enacted to enforce it. The Company was not named as a defendant in the suit. In March 2001, the district court entered a final order dismissing the case on the grounds that plaintiff lacked standing to assert the constitutional challenges to the MSA and that the challenge of the qualifying statute failed to state a claim upon which relief can be granted, and plaintiff has appealed. In January 2002, the United States Court of Appeals for the Fourth Circuit affirmed the district court's decision rejecting plaintiff's claims.

Mariana, et al. v. William, et. al., United States District Court, Middle District, Pennsylvania, filed October 31, 2001. Plaintiffs, seeking to enjoin the Commonwealth of Pennsylvania's receipt of funds pursuant to the MSA, allege that enforcement of the MSA is unconstitutional and violates antitrust laws.

Neel, et al. v. Strong, et al., Circuit Court, St. Louis County, Missouri, filed January 8, 2002. Plaintiffs, two Missouri residents and taxpayers, seek to enjoin the payment by PM Inc. and other tobacco companies of attorneys' fees to counsel who represented the State of Missouri in its health care cost recovery suit against the tobacco industry, and allege that the Missouri fee payment agreement violates certain provisions of the Missouri Constitution.

Consolidated Putative Punitive Damages Cases
--------------------------------------------

Simon, et al. v. Philip Morris Incorporated, et al. (Simon II), United States District Court, Eastern District, New York, filed September 6, 2000. In November 2000, the court indicated that it intends to certify a class in this action which purports to consolidate punitive damages claims in the following ten actions: Simon, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York; Decie, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York; Ebert, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York; National Asbestos Workers Medical Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York; Bergeron, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York; Blue Cross and Blue Shield of New Jersey, Inc., et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York; Mason, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York; Robert A. Falise, et al. v. The American Tobacco Company, et al., United States District Court, Southern District, New York; H. K. Porter Company, Inc. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York; and Raymark Industries, Inc.
v. The American Tobacco Company, et al., United States District Court, Eastern District, New York. The court heard arguments on plaintiffs' motion for class certification in March 2001. In June 2001, the Falise case was dismissed. In July 2001, the H.K. Porter case was dismissed.

                              CERTAIN OTHER ACTIONS

The following lists certain other actions pending against subsidiaries of the Company and others as of November 1, 2001.

National Cheese Exchange Cases
------------------------------

Consolidated Action: (Servais, et al. v. Kraft Foods, Inc. and the National Cheese Exchange, Inc., Circuit Court, Dane County, Wisconsin, filed May 5, 1997; Dodson, et al. v. Kraft Foods, Inc., et al., Circuit Court, Dane County, Wisconsin, filed July 1, 1997; Noll, et al. v. Kraft Foods, Inc., et al., Circuit Court, Dane County,

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




                                                                    Exhibit 99.1

Wisconsin, filed July 11, 1997).

Knevelboard Dairies, et al. v. Kraft Foods, Inc., et al., United States District Court, Central District, California, filed April 14, 1998.

Environmental Matters
---------------------

In May 2001, the Attorney General for the State of Ohio notified Kraft Foods North America that it may be subject to an enforcement action for alleged violations of the state's water pollution control law at its production facility in Farmdale, Ohio. The Ohio Attorney General has alleged that this facility has exceeded its water permit effluent limits and violated its reporting requirements. The State has offered to attempt to negotiate a settlement of this matter, and Kraft Foods North America has accepted the offer to do so. The State has not yet identified the relief it may seek in this matter.

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